UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2008

______________

ROTATE BLACK, INC.

 (Exact name of registrant as specified in its charter)

______________

Nevada	333-44315	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Petoskey, Michigan 49770

(Address of Principal Executive Office) (Zip Code)

(231) 347-0777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph

This Form 8-K/A is being filed as an amendment to the Form 8-K, dated August 15, 2008, filed August 22, 2008 to include audited financial statements to replace the unaudited financial statements previously provided.

PART I - FINANCIAL INFORMATION

Item 1.

Financial Statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Rotate Black, Inc.

We have audited the accompanying balance sheet of Rotate Black, Inc. (A development Stage Company) as of August 15, 2008, and June 30, 2008 and 2007, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the period July 1, 2008 through August 15, 2008, the year ended June 30, 2008, the period August 2, 2006 (Inception) through June 30, 2007, and for the period August 2, 2006 (Inception) through August 15, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has incurred losses since inception, resulting in an accumulated deficit of $7,648. This issue raises substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rotate Black, Inc., as of August 15, 2008, and June 30, 2008 and 2007, and the results of their operations, stockholders’ equity (deficit)  and their cash flows for the period July 1, 2008 through August 15, 2008, the year ended June 30, 2008, the period August 2, 2006 (Inception) through June 30, 2007, and for the period August 2, 2006 (Inception) through August 15, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Raich Ende Malter & Co. LLP
Raich Ende Malter & Co. LLP

New York, New York

November 15, 2008

ROTATE BLACK, INC.

(A Development Stage Company)

BALANCE SHEET

	June 30,		August 15,
	2007	2008	2008
ASSETS
Current Assets
Cash in escrow			$200,000

Deferred acquisition costs	$87,904	$89,105	––
Intangible assets	––	––	374,265

TOTAL ASSETS	$87,904	$89,105	$574,265

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$17,508	$4,334	$11,825
Due to related party	73,829	90,959	––

Total current liabilities	91,337	95,293	11,825

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.01 par value, 100,000,000
shares authorized; 100, 100 and 10,000,000
shares issued and outstanding as of June 30, 2007 and 2008 and August 15, 2008, respectively	1	1	100,000
Additional paid-in capital	99	99	470,088
Less: stock subscription receivable	(100)	(100)	––
Accumulated deficit	(3,433)	(6,188)	(7,648)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(3,433)	(6,188)	562,440

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$87,904	$89,105	$574,265

See notes to financial statements.

ROTATE BLACK, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

			August 2, 2006	August 2, 2006
	July 1, 2008	Year	(Inception)	(Inception)
	Through	Ended	Through	Through
	August 15, 2008	June 30, 2008	June 30, 2007	August 15, 2008

General and administrative expenses	$1,460	$2,755	$3,433	$7,648

Net loss	$1,460	$2,755	$3,433	$7,648

Basis and diluted net loss per common share	*	$(27.55)	$(34.33)

Weighted average common shares outstanding,
basic and diluted	217,491	100	100

———————

* Less than $0.01, per share

See notes to financial statements.

ROTATE BLACK, INC.

(A Development Stage Company)

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Stock
	Number of Shares	Amount	Additional Paid-in Capital	Stock Subscription Receivable	Accumulated Deficit	Total
August 2, 2006 - Stock subscription receivable	100	$1	$99	$(100)	$––	$––

Net loss - June 30, 2007	––	––	––	––	(3,433)	(3,433)

Balance - June 30, 2007	100	1	99	(100)	(3,433)	(3,433)

Net loss - June 30, 2008	––	––	––	––	(2,755)	(2,755)

Balance - June 30, 2008	100	1	99	(100)	(6,188)	(6,188)

August 15, 2008 - Common stock issued in connection with the
acquisition of BevSystems	1,000,000	10,000	47,009	––	––	57,009

August 15, 2008 - Common stock issued in payment of due
to related party	8,999,900	89,999	422,980	100	––	513,079

Net loss	––	––	––	––	(1,460)	(1,460)

Balance at August 15, 2008	10,000,000	$100,000	$470,088	$––	$(7,648)	$562,440

See notes to financial statements.

ROTATE BLACK, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

			August 2, 2006	August 2, 2006
	July 1, 2008	Year	(Inception)	(Inception)
	Through	Ended	Through	Through
	August 15, 2008	June 30, 2008	June 30, 2007	August 15, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,460)	$(2,755)	$(3,433)	$(7,648)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Changes in assets and liabilities:
Accounts payable and accrued expenses	7,491	(13,174)	17,508	11,825

Net cash provided by (used) in operating activities	6,031	(15,929)	14,075	4,177

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in BevSystems and increase in
deferred acquisition costs (net of
the issuance of common stock of $57,009
during the period June 30, 2008 through
August 15, 2008)	(228,151)	(1,201)	(87,904)	(317,256)
Cash in escrow	(200,000)	––	––	(200,000)

Net cash provided by (used) in investing activities	(428,151)	(1,201)	(87,904)	(517,256)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party	422,120	17,130	73,829	513,079

Net increase (decrease) in cash	––	––	––	––

Cash, beginning of period	––	––	––	––

Cash, end of period	$––	$––	$––	$––

Noncash Transactions:
Issuance of common stock in payment
of due to related party	$513,079

Stock Subscription receivable			$100

See notes to financial statements.

Rotate Black, Inc.

Notes To Financial Statements

1.  ORGANIZATION AND OPERATIONS

Rotate Black, Inc. (Company) was incorporated in Nevada on August 2, 2006 to be the successor by merger of BevSystems International, Inc. and BevSystems International Ltd. (BevSystems) under a plan of reorganization (Plan) effective August 15, 2008, as approved by the United States Bankruptcy Court in Tampa, Florida. Under the terms of the Plan, BevSystems merged into the Company with the Company as the survivor.

On March 31, 2004, BevSystems filed under Chapter 7 of the Bankruptcy Code and, on April 15, 2006, filed a plan of reorganization under Chapter 11 of the Bankruptcy Code. The Plan provided for the Company to (1) purchase the intangible assets of BevSystems for $175,000, (2) pay creditors opting out of the common stock settlement an aggregate of $10,000, (3) pay all legal and other cost of the Plan of $189,265 and (4) issue 1,000,000 shares of common stock of the Company (10%) to the balance of the creditors. The shares issued to the creditors were valued at $.057, per share, the value of the shares acquired by the 90% stockholder, for an aggregate purchase price of $513,079. The Company was also required to provide an escrow fund for future operations of $200,000. All outstanding equity shares of BevSystems were cancelled. The Plan also set a time table to meet all requirements under the Plan and the Company has met or is in the process of complying.

The Company recorded the purchase of BevSystems under the purchase method of accounting and allocated the entire purchase price to intangible assets.

On August 15, 2008, the Company commenced operations and all activity prior thereto has been charged to operations.

The Company plans to operate casino resort hotels worldwide.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States and pursuant to the rules and regulations of the Securities and Exchange Commission.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Financial Instruments

The Company considers the carrying amounts of financial instruments, including cash, accounts payable and accrued expenses to approximate their fair values because of their relatively short maturities.

Intangible Assets

Intangible assets were value at cost and will be amortized over their estimated useful life as determined by management. The Company will evaluate the carrying value of the intangible assets for impairment annually or upon the occurrence of an event which may indicate that the carrying amount may be greater than its fair value. If impaired, the Company will write-down such impairment.

Income Taxes

Deferred income taxes have been provided for temporary differences between financial statement and income tax reporting under the liability method, using expected tax rates and laws that are expected to be in effect when the differences are expected to reverse.  A valuation allowance is provided when realization is not considered more likely than not.

Effective July 1, 2007, the Company adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements in accordance with FASB Statement 109, “Accounting for Income Taxes”, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company’s policy is to classify income tax assessments, if any, as interest in interest expenses and for penalties in general and administrative expenses.

Recent Accounting Pronouncements

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), “Business Combinations” (“SFAS 141R”), which replaces SFAS No. 141, “Business Combinations.” SFAS 141R establishes principles and requirements for determining how an enterprise recognizes and measures the fair value of certain assets and liabilities acquired in a business combination, including noncontrolling interests, contingent consideration, and certain acquired contingencies. SFAS 141R also requires acquisition-related transaction expenses and restructuring costs be expensed as incurred rather than capitalized as a component of the business combination. SFAS 141R will be applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. SFAS 141R would have an impact on accounting for any businesses acquired after the effective date of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary (previously referred to as minority interests). SFAS 160 also requires that a retained noncontrolling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. Upon adoption of SFAS 160, the Company would be required to report any noncontrolling interests as a separate component of stockholders’ equity. The Company would also be required to present any net income allocable to noncontrolling interests and net income attributable to stockholders of the Company separately in its consolidated statements of income. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. SFAS 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS 160 shall be applied prospectively. SFAS 160 would have an impact on the presentation and disclosure of the noncontrolling interests of any non wholly-owned businesses acquired in the future.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”. SFAS No. 161 gives financial statement users better information about the reporting entity's hedges by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. The standard is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged, but not required. We do not anticipate the adoption of SFAS No. 161 will have a material effect on the Company’s financial statements.

In April 2008, the FASB issued Staff Position FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”.  The FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”.  The intent of the FSP is to improve the consistency between the useful life of a recognized intangible under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under other accounting principles generally accepted in the United States of America.  The FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  Early adoption is prohibited.  The guidance for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after the effective date.  Certain disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. We do not anticipate the adoption of FSP FAS 142-3 will have a material effect on the Company’s financial statements.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

3.  GOING CONCERN

The financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses since inception, resulting in an accumulated deficit of $7,568 as of August 15, 2008 and further losses are anticipated.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations arising from normal business operations when they come due. This financial statement does not include any adjustments relating to the recoverability and classification of recorded assets or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue.

4.  INTANGIBLE ASSETS

The intangible assets acquired under the Plan consisted of a license of patents, pending patents, trade secrets, know-how and other intangibles of Life O2 Oxygenated Water (Life O2) assigned under the Plan. The license grants the Company the exclusive worldwide (as defined), irrevocable, perpetual, royalty-free right to all the intangible assets for use in the production, marketing, distribution, sublicensing and sale of Life O2, subject to certain previously granted licenses, and only for human consumption. The Company has the right to assign the rights under the license to any corporate successor by way of merger, etc. The Company is entitled to sublicense, exclusively or not, or to subcontract the manufacture of products under the license. .

As of the August 15, 2008, no impairment of the intangible assets has occurred.

5.  STOCKHOLDERS' EQUITY

On August 2, 2006, the Company issued 100 shares of common stock under a stock subscription receivable for $100 which was paid in August 2008. On August 2, 2006, the Company authorized 100,000,000, $0.01, par value, shares of common stock.

On August 15, 2008, the Company issued 8,999,900 shares of common stock of the Company to Rotate Black, LLC (LLC) in exchange for $513,079 in advances made on the Company’s behalf prior to August 15, 2008 in connection with the Plan. The LLC’s members are an officer of the Company and his relatives.

6.  INCOME TAXES

The Company anticipates filing income tax returns for the years ended June 30, 2008 and 2007, with no significant income tax expenses as a result of these filings.

For the periods ended August 15, 2008, June 30, 2008 and June 30, 2007, the Company had net operating loss (NOL) carryforwards of approximately $1,460, $2,755 and $3,433 to reduce future Federal taxable income through 2028.

As of August 15, 2008, June 30, 2008 and June 30, 2007, realization of the Company’s net deferred income tax asset of approximately $700, $1,100 and $1,400, respectively, arising from NOL carryforwards, was not considered more likely than not and, accordingly, a valuation allowance has been fully provided. The Company has not determined the benefit, if any, of the NOL’s of BevSystem and has not included such NOL’s.

As of August 15, 2008, management has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Federal and state income tax returns for the years ended June 30, 2008 and 2007 are subject to review by taxing authorities.

7.  FAIR VAUE MEASUREMENTS

Effective July 1, 2008, the Company adopted both SRAS 157 and SFAS 159 without any effect.

Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (SFAS 157), defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to other accounting pronouncements that require the use of fair value measurements.  A fair value measurement assumes that the transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability, or, in the absence of a principal market, the most advantageous market for the asset of liability.

SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement 115” (“SFAS 159”), permits an entity to elect to measure various financial instruments and certain other items at fair value that are not currently required to be measured at fair value.  Unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings at each subsequent reporting date.

8.  SUBSEQUENT EVENTS

Cash in Escrow

Subsequent to August 15, 2008, the cash in escrow was released to the Company.

Acquisitions

On October 7, 2008, the Company acquired: (1) 75% of the outstanding common stock of Rotate Black-Gaming, Inc., (2) all of the assets of Rotate Black-Dayton, Inc. and (3) 50% of the outstanding common stock of Rotate Black India Pte Ltd in exchange for 26,560,000, 5,480,000 and 8,400,000 shares of common stock of the Company, respectively, from LLC.

Rotate Black, Inc. – Gaming, Inc. is under contract to develop a world-class destination casino resort to be located in New York State. Rotate Black, Inc. – Gaming, Inc. has acquired the property, completed all design layouts and is anticipating breaking ground in the beginning of the second quarter of 2009. Rotate Black-Dayton, Inc. was formed for the sole purpose of developing a local’s casino in the town of Dayton, Nevada. Due to local market conditions and the current cost of capital the Company does not anticipate construction to begin prior to the third quarter of 2009. Rotate Black India, Pte Ltd is currently in negotiations to acquire a 5 star boutique casino resort located in the Vainguinim Valley of Goa, India. The property’s casino licenses were recently renewed for a five-year term and the transaction will include other lands held by the owners for additional growth. The transaction is being handled by Centrum a leading UK investment bank.

Licensing Agreement

On September 15, 2008, the Company entered into a Letter of Intent (Letter) granting an entity in India the exclusive rights in India to use the patents, trademarks and know-how for the manufacture of Life O2. The Letter provides for a formal licensing agreement within thirty days. The licensee is responsible for the cost of reinstating the patent application in India and to reimburse the Company for the costs of necessary equipment and supplies. The licensee will be committed to pay royalties to the Company equal to 20% of profits, as defined. The license shall be for a period of five years with extensions of five years consecutively thereafter.

Employment Agreements

On August 25, 2008, the Company issued an aggregate of 8,300,000 shares of common stock of the Company to four officers and an employee of the Company as a one time incentive in connection with the future acquisitions.

PART II - OTHER INFORMATION

Item 1.

Legal Proceedings.

There are no legal proceedings against the Company and the Company is unaware of such proceedings contemplated against it.

Threatened legal actions and proceedings may arise in the ordinary course of our businesses and operations and could include suits relating to our business activities and operations. Management believes that the aggregate liability, if any, resulting from such pending and threatened legal actions and proceedings will not have a material adverse effect on our financial condition, results of operations and cash flows.

Item 2.

Changes in Securities.

Not applicable.

Item 3.

Defaults upon Senior Securities.

Not applicable.

Item 4.

Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 5.

Other Information.

Not applicable.

Item 6.

Exhibits and Reports on Form 8-K.

(a)

Exhibits.

Exhibit No.	Description

99.1	Plan of Reorganization of BevSystems International, Inc
99.2	Amended Joint Plan of Reorganization (Included as Exhibit 7.1 to the Form 8-K filed on December 11, 2006, and incorporated herein by reference).
99.3	Rotate Black, Llc's And Creditor Trustee's Motion To Modify Confirmed Plan Of Reorganization

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rotate Black, Inc.
(Registrant)

By:	/s/ JOHN PAULSEN
Name: John Paulsen Title: CEO

Dated: November 18, 2008